Equity	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Equity
12.	Equity

(a) Ordinary shares and additional paid-in capital

On July 21, 2023, Cayco entered into the several restructuring documents with certain TCO shareholders (“TCO Reorganization”). On February 5, 2024, Cayco consummated the TCO Reorganization with TCO, and TCO become a subsidiary of Cayco. Cayco allotted 7,936,940 Cayco ordinary shares to initial TCO shareholders who participated in the TCO Reorganization. The transaction is accounted for as a recapitalization, TCO is determined as the predecessor and became the Cayco’s historical financial statements, with retrospective adjustments to give effect of the recapitalization.

As of December 31, 2023, issued and outstanding ordinary shares of the Company were both 7,936,940.

(b) Statutory reserve

TCO INC. and its Taiwan subsidiary are required to reserve 10% of their net profit after income tax, as determined in accordance with the Taiwan regulations. The profit arrived at must be set off against any accumulated losses sustained by the entities in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders.

(c) Non-controlling interests

In July 2022, the Company disposed of all its interest in OPI. (75.00%) and TCOT (24.69%) and corresponding non-controlling interests of NT$11,228. (Note 4)

In January 2024, as a result of the Reorganization of the Company (Note 1), Cayco obtained 79.37% of the equity interests of TCO. The equity interests held by the original shareholders of TCO who did not participate the Reorganization are recognized as non-controlling interests as if the reorganization had been completed at the beginning of the earliest reporting period.